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As filed with the Securities and Exchange Commission on September 12, 2011

Registration No. 333-176538

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

AMENDMENT NO. 1
TO
FORM S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

NEW ENTERPRISE STONE & LIME CO., INC.
and the Guarantors listed on Schedule A hereto
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1400 (Primary Standard Industrial Classification Code Number)	23-1374051 (I.R.S. Employer Identification Number)

3912 Brumbaugh Road
P.O. Box 77
New Enterprise, PA 16664
(814) 766-2211
(Address, including zip code, and telephone number, including area code, of registrants' principal executive offices)

Paul I. Detwiler, III
President, Chief Financial Officer and Secretary
New Enterprise Stone & Lime Co., Inc.
3912 Brumbaugh Road
P.O. Box 77
New Enterprise, PA 16664
(814) 766-2211
(Name, address, including zip code, and telephone number, including area code, of agent for service)

With a copy to:
Cary S. Levinson, Esq.
Brian M. Katz, Esq.
Pepper Hamilton LLP
3000 Two Logan Square
Eighteenth and Arch Streets
Philadelphia, PA 19103-2799
(215) 981-4000

Approximate date of commencement of proposed sale of the securities to the public:
As soon as practicable after this Registration Statement becomes effective.

         If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. ☐

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

         If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

 SCHEDULE A

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	Primary standard industrial classification code number	IRS employer identification no.	Address, including zip code and telephone number, including area code, of registrant's principal executive office
ASTI Transportation Systems, Inc.	Delaware	7359	51-0349197	3912 Brumbaugh Road P.O. Box 77 New Enterprise, PA 16664 (814) 766-2211
EII Transport Inc.	Pennsylvania	7359	25-1810626	3912 Brumbaugh Road P.O. Box 77 New Enterprise, PA 16664 (814) 766-2211
Gateway Trade Center Inc.	New York	7359	16-1266682	3912 Brumbaugh Road P.O. Box 77 New Enterprise, PA 16664 (814) 766-2211
Precision Solar Controls Inc.	Texas	7359	75-2312461	3912 Brumbaugh Road P.O. Box 77 New Enterprise, PA 16664 (814) 766-2211
Protection Services Inc.	Pennsylvania	7359	23-2001976	3912 Brumbaugh Road P.O. Box 77 New Enterprise, PA 16664 (814) 766-2211
SCI Products Inc.	Pennsylvania	7359	20-0200094	3912 Brumbaugh Road P.O. Box 77 New Enterprise, PA 16664 (814) 766-2211
Work Area Protection Corp.	Illinois	7359	52-1488457	3912 Brumbaugh Road P.O. Box 77 New Enterprise, PA 16664 (814) 766-2211

 EXPLANATORY NOTE

        This Amendment No. 1 is being filed solely for the purpose of filing Exhibits 4.5,10.36,10.37 and 10.38. No changes have been made to the preliminary prospectus constituting Part I of the Registration Statement or Items 20 and 22 of Part II of the Registration Statement.

 PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 21.    Exhibits and Financial Statement Schedules

Exhibit Number
3.1	Amended and Restated Certificate of Incorporation of New Enterprise Stone & Lime Co., Inc.*
3.2	Amended and Restated Bylaws of New Enterprise Stone & Lime Co., Inc.*
3.3	Certificate of Incorporation of ASTI Transportation Systems, Inc.*
3.4	Amended and Restated Bylaws of ASTI Transportation Systems, Inc.*
3.5	Articles of Incorporation of EII Transport Inc.*
3.6	Amended and Restated Bylaws of EII Transport Inc.*
3.7	Certificate of Incorporation of Gateway Trade Center Inc.*
3.8	Amended and Restated Bylaws of Gateway Trade Center Inc.*
3.9	Amended Articles of Incorporation of Precision Solar Controls Inc.*
3.10	Amended and Restated Bylaws of Precision Solar Controls Inc.*
3.11	Amended Articles of Incorporation of Protection Services Inc.*
3.12	Amended and Restated Bylaws of Protection Services Inc.*
3.13	Articles of Incorporation of SCI Products Inc.*
3.14	Amended and Restated Bylaws of SCI Products Inc.*
3.15	Articles of Incorporation of Work Area Protection Corp.*
3.16	Amended and Restated Bylaws of Work Area Protection Corp.*
4.1	Indenture, dated August 18, 2010, by and among the Company and Wells Fargo Bank, National Association*
4.2	Certificate for the Company's 11% Senior Notes due 2018*
4.3	Certificate for the Company's Notation of Note Guarantee*
4.4	Registration Rights Agreement, dated August 18, 2010, by and among the Company, the Guarantors party thereto and Banc of America Securities LLC*
4.5	Form of the Company's Exchange Notes due 2018**
4.6	Form of Notation of Exchange Note Guarantee*
5.1	Legal Opinion of Pepper Hamilton LLP*
10.1	Purchase Agreement, dated August 18, 2010, by and among the Company, the Initial Purchasers and Banc of America Securities LLC*
10.2
Second Amended and Restated Credit Agreement, dated January 11, 2008, by and among the Company, Manufacturers and Traders Trust Company, as Agent, Co-Lead Arranger, Issuing Bank, Swing Lender and a Lender, and the lenders that are parties thereto*

Exhibit Number
10.3	Amendment No. 1 to Second Amended and Restated Credit Agreement, dated February 14, 2008, by and among the Company, Manufacturers and Traders Trust Company, as Agent, and the lenders that are parties thereto*
10.4
Amendment No. 2 and Modification to Second Amended and Restated Credit Agreement, dated June 20, 2008, by and among the Company, the Guarantors signatory thereto, Manufacturers and Traders Trust Company, as Agent, Issuing Bank, Swing Lender and a Lender, and the lenders that are parties thereto*
10.5
Amendment No. 3 to Second Amended and Restated Credit Agreement and Authorization, dated January 22, 2009, by and among the Company, the Guarantors signatory thereto, Manufacturers and Traders Trust Company, as Agent, Issuing Bank, Swing Lender and a Lender, and the lenders that are parties thereto*
10.6
Amendment No. 4 and Modification and Waiver to Second Amended and Restated First Lien Credit Agreement, dated June 18, 2009, by and among the Company, the Guarantors signatory thereto, Manufacturers and Traders Trust Company, as Agent, Issuing Bank, Swing Lender and a Lender, and the lenders that are parties thereto*
10.7
Amendment No. 5 to Second Amended and Restated Credit Agreement, dated February 23, 2010, by and among the Company, the Guarantors signatory thereto, Manufacturers and Traders Trust Company, as Agent, Issuing Bank, Swing Lender and a Lender, and the lenders that are parties thereto*
10.8
Amendment No. 6 to and Waiver of Second Amended and Restated Credit Agreement, dated May 27, 2010, by and among the Company, the Guarantors signatory thereto, Manufacturers and Traders Trust Company, as Agent, Issuing Bank, Swing Lender and a Lender, and the lenders that are parties thereto*
10.9
Amendment No. 7 to and Waiver of Second Amended and Restated Credit Agreement, dated June 22, 2010, by and among the Company, the Guarantors signatory thereto, Manufacturers and Traders Trust Company, as Agent, Issuing Bank, Swing Lender and a Lender, and the lenders that are parties thereto*
10.10
Amendment No. 8 to and Waiver of Second Amended and Restated Credit Agreement, dated July 29, 2010, by and among the Company, the Guarantors signatory thereto, Manufacturers and Traders Trust Company, as Agent, Issuing Bank, Swing Lender and a Lender, and the lenders that are parties thereto*
10.11
Amendment No. 9 to Second Amended and Restated Credit Agreement, dated May 18, 2011, by and among the Company, the Guarantors signatory thereto, Manufacturers and Traders Trust Company, as Agent, Issuing Bank, Swing Lender and a Lender, and the lenders that are parties thereto*
10.12
Amendment No. 10 to Second Amended and Restated Credit Agreement, dated July 18, 2011, by and among the Company, the Guarantors signatory thereto, Manufacturers and Traders Trust Company, as Agent, Issuing Bank, Swing Lender and a Lender, and the lenders that are parties thereto*
10.13	Commercial Credit Facility, dated July 21, 2011, between the Company and Manufacturers and Traders Trust Company*
10.14	Loan Agreement, dated September 30, 2009, by and between the Company and Citizens Bank of Pennsylvania*

Exhibit Number
10.15	First Amendment to Loan Agreement, dated May 27, 2010, by and between the Company and Citizens Bank of Pennsylvania*
10.16	Second Amendment to Loan Agreement, dated June 23, 2010, by and between the Company and Citizens Bank of Pennsylvania*
10.17	Third Amendment to Loan Agreement, dated July 30, 2010, by and between the Company and Citizens Bank of Pennsylvania*
10.18	Fourth Amendment to Loan Agreement, dated May 18, 2011, by and between the Company and Citizens Bank of Pennsylvania*
10.19	Fifth Amendment to Loan Agreement, dated July 18, 2011, by and between the Company and Citizens Bank of Pennsylvania*
10.20	$6,000,000 Berks County Industrial Development Authority variable rate demand/fixed rate revenue bonds (Stabler Companies Inc. Project) series of 1998*
10.21	$4,500,000 Bradford County Industrial Development Authority variable rate demand/fixed rate revenue bonds (State Aggregates Inc. Project) series of 2000*
10.22	$8,465,000 Union County Industrial Development Authority variable rate demand/fixed rate revenue bonds (Stabler Companies Inc. Project) series of 2001*
10.23	Executive Benefit Plan of the Company, amended and restated as of January 1, 2008*
10.24	Stock Restriction and Management Agreement, dated March 1, 1990, among the Company, Paul I. Detwiler, Jr. and Donald L. Detwiler*
10.25	Form of Transferee Stock Restriction Agreement*
10.26	Amended and Restated Change in Control Agreement, dated July 17, 2007, by and among Stabler Companies Inc. and Albert S. Schmidt, III*
10.27	Amended and Restated Change in Control Agreement, dated July 17, 2007, by and among Stabler Companies Inc., Protection Services Inc. and Douglas B. Danko*
10.28	Amended and Restated Change in Control Agreement, dated July 2, 2007, by and among Stabler Companies Inc., Eastern Industries, Inc. and Kim W. Snyder*
10.29	Amended and Restated Lease, dated February 28, 2003, effective February 15, 2001, by and between the Company and South Woodbury LP*
10.30	Lease Agreement, dated February 28, 2003, effective January 1, 2001, by and between the Company and South Woodbury LP*
10.31	Industrial Space Lease, dated May 1, 2006, by and between the Company and Adlee Precast, Inc.*
10.32	Letter Agreement, dated May 1, 2006, by and between the Company and Adlee Precast, Inc.*
10.33	Letter of Credit, dated December 27, 2007, between the Company and Team Capital Bank*
10.34	Amendment No. 1 to Stock Restriction and Management Agreement, dated August 22, 2011, among the Company, Paul I. Detwiler, Jr. and Donald L. Detwiler.*
10.35	Form of Amendment No. 1 to Form of Transferee Stock Restriction Agreement*

Exhibit Number
10.36	Amendment No. 11 to Second Amended and Restated Credit Agreement and Authorization, dated August 26, 2011, by and among the Company, the Guarantors signatory thereto, Manufacturers and Traders Trust Company, as Agent, Issuing Bank, Swing Lender and a Lender and the Lenders that are parties thereto**
10.37	Sixth Amendment to Loan Agreement dated August 29, 2011, by and between the Company and Citizens Bank of Pennsylvania**
10.38	$20,000,000 Secured Six-Month Term Note, dated August 29, 2011, among the Company and certain of its subsidiaries as borrowers and Manufacturers and Traders Trust Company as Lender**
12.1	Statements re Computation of Ratios of Earnings to Fixed Charges*
21.1	Subsidiaries of the Company as of May 31, 2011*
23.1	Consent of PricewaterhouseCoopers LLP*
23.2	Consent of Pepper Hamilton LLP (contained in Exhibit 5.1)*
24.1	Power of Attorney (included on signature page hereof)*
25.1	Statement of Eligibility of Trustee on Form T-1*
99.1	Form of Letter of Transmittal*
99.2	Form of Notice of Guaranteed Delivery*
99.3	Form of Letter to Depository Trust Company Participants*
99.4	Form of Client Letter*

*
Previously filed

**
Filed herewith

 SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Enterprise, Commonwealth of Pennsylvania on the 12th day of September, 2011.

NEW ENTERPRISE STONE & LIME CO., INC.
By:	/s/ PAUL I. DETWILER, III Paul I. Detwiler, III Director and President, Chief Financial Officer and Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Paul I. Detwiler, Jr.	Director and Chairman of the Board and Executive Committee Member	September 12, 2011
* Donald L. Detwiler	Chief Executive Officer, Director, Vice Chairman of the Board and Executive Committee Member (Principal Executive Officer)	September 12, 2011
/s/ PAUL I. DETWILER, III Paul I. Detwiler, III	President, Chief Financial Officer, and Secretary, Director, Executive Committee Member (Principal Financial Officer)	September 12, 2011
* G. Dennis Wiseman	Chief Accounting Officer, Assistant Secretary (Principal Accounting Officer)	September 12, 2011
* James W. Van Buren	Executive Vice President, Chief Operating Officer, Director, Executive Committee Member	September 12, 2011
* Steven B. Detwiler	Senior Vice President-Construction Materials, Executive Committee Member, Director	September 12, 2011

Signature	Title	Date

* Donald Devorris	Director	September 12, 2011
* William A. Gettig	Director	September 12, 2011
* F. James McCarl	Director	September 12, 2011
* Larry R. Webber	Director	September 12, 2011

*By:	/s/ PAUL I. DETWILER, III Paul I. Detwiler, III Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Enterprise, Commonwealth of Pennsylvania on the 12th day of September, 2011.

ASTI TRANSPORTATION SYSTEMS, INC.
By:	/s/ PAUL I. DETWILER, III Paul I. Detwiler, III Director, Chief Executive Officer, Vice President, Treasurer, Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ PAUL I. DEWTILER, III Paul I. Detwiler, III		Director, Chief Executive Officer, Vice President, Treasurer, Secretary (Principal Executive, Financial and Accounting Officer)	September 12, 2011
* Paul I. Detwiler, Jr.		Director, Vice President	September 12, 2011
* Donald L. Detwiler		Director, Vice President	September 12, 2011
* James W. Van Buren		Director, Vice President	September 12, 2011
* Steven B. Detwiler		Director, Vice President	September 12, 2011
*By:	/s/ PAUL I. DETWILER, III Paul I. Detwiler, III Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Enterprise, Commonwealth of Pennsylvania on the 12th day of September, 2011.

EII TRANSPORT INC.
By:	/s/ PAUL I. DETWILER, III Paul I. Detwiler, III Director, Chief Executive Officer, Vice President, Treasurer, Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ PAUL I. DEWTILER, III Paul I. Detwiler, III		Director, Chief Executive Officer, Vice President, Treasurer, Secretary (Principal Executive, Financial and Accounting Officer)	September 12, 2011
* Paul I. Detwiler, Jr.		Director, Vice President	September 12, 2011
* Donald L. Detwiler		Director, Vice President	September 12, 2011
* James W. Van Buren		Director, Vice President	September 12, 2011
* Steven B. Detwiler		Director, Vice President	September 12, 2011
*By:	/s/ PAUL I. DETWILER, III Paul I. Detwiler, III Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Enterprise, Commonwealth of Pennsylvania on the 12th day of September, 2011.

GATEWAY TRADE CENTER INC.
By:	/s/ PAUL I. DETWILER, III Paul I. Detwiler, III Director, Vice President, Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Steven B. Detwiler		Director, President (Principal Executive Officer)	September 12, 2011
* Paul I. Detwiler, Jr.		Director, Vice President	September 12, 2011
* Donald L. Detwiler		Director, Vice President	September 12, 2011
/s/ PAUL I. DEWTILER, III Paul I. Detwiler, III		Director, Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)	September 12, 2011
* James W. Van Buren		Director, Vice President	September 12, 2011
*By:	/s/ PAUL I. DETWILER, III Paul I. Detwiler, III Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Enterprise, Commonwealth of Pennsylvania on the 12th day of September, 2011.

PRECISION SOLAR CONTROLS INC.
By:	/s/ PAUL I. DETWILER, III Paul I. Detwiler, III Director, Vice President, Treasurer, Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	* James W. Van Buren	Director, President (Principal Executive Officer)	September 12, 2011
	* Paul I. Detwiler, Jr.	Director, Vice President	September 12, 2011
	* Donald L. Detwiler	Director, Vice President	September 12, 2011
	/s/ PAUL I. DEWTILER, III Paul I. Detwiler, III	Director, Vice President, Treasurer, Secretary (Principal Financial and Accounting Officer)	September 12, 2011
	* Steven B. Detwiler	Director, Vice President	September 12, 2011
*By:	/s/ PAUL I. DETWILER, III
Paul I. Detwiler, III Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Enterprise, Commonwealth of Pennsylvania on the 12th day of September, 2011.

PROTECTION SERVICES INC.
By:	/s/ PAUL I. DETWILER, III Paul I. Detwiler, III Director, Chief Executive Officer, Vice President, Treasurer, Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	/s/ PAUL I. DEWTILER, III Paul I. Detwiler, III	Director, Chief Executive Officer, Vice President, Treasurer, Secretary (Principal Executive, Financial and Accounting Officer)	September 12, 2011
	* Paul I. Detwiler, Jr.	Director, Vice President	September 12, 2011
	* Donald L. Detwiler	Director, Vice President	September 12, 2011
	* James W. Van Buren	Director, Vice President	September 12, 2011
	* Steven B. Detwiler	Director, Vice President	September 12, 2011
*By:	/s/ PAUL I. DETWILER, III
Paul I. Detwiler, III Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Enterprise, Commonwealth of Pennsylvania on the 12th day of September, 2011.

SCI PRODUCTS INC.
By:	/s/ PAUL I. DETWILER, III Paul I. Detwiler, III Director, Vice President, Treasurer, Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	* James W. Van Buren	Director, President (Principal Executive Officer)	September 12, 2011
	* Paul I. Detwiler, Jr.	Director, Vice President	September 12, 2011
	* Donald L. Detwiler	Director, Vice President	September 12, 2011
	/s/ PAUL I. DEWTILER, III Paul I. Detwiler, III	Director, Vice President, Treasurer, Secretary (Principal Financial and Accounting Officer)	September 12, 2011
	* Steven B. Detwiler	Director, Vice President	September 12, 2011
*By:	/s/ PAUL I. DETWILER, III
Paul I. Detwiler, III Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Enterprise, Commonwealth of Pennsylvania on the 12th day of September, 2011.

WORK AREA PROTECTION CORP.
By:	/s/ PAUL I. DETWILER, III Paul I. Detwiler, III Director, Vice President, Treasurer, Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	* James W. Van Buren	Director, President (Principal Executive Officer)	September 12, 2011
	* Paul I. Detwiler, Jr.	Director, Vice President	September 12, 2011
	* Donald L. Detwiler	Director, Vice President	September 12, 2011
	/s/ PAUL I. DEWTILER, III Paul I. Detwiler, III	Director, Vice President, Treasurer, Secretary (Principal Financial and Accounting Officer)	September 12, 2011
	* Steven B. Detwiler	Director, Vice President	September 12, 2011
*By:	/s/ PAUL I. DETWILER, III
Paul I. Detwiler, III Attorney-in-fact

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SCHEDULE A
EXPLANATORY NOTE
PART II INFORMATION NOT REQUIRED IN PROSPECTUS
  Item 21. Exhibits and Financial Statement Schedules
SIGNATURES
SIGNATURES
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SIGNATURES
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